UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2016

KENNEDY-WILSON HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33824	26-0508760
(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Blvd., Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(310) 887-6400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 12, 2016, Kennedy-Wilson, Inc. (the “Issuer”), a wholly owned subsidiary of Kennedy-Wilson Holdings, Inc. (the “Company”), completed a public offering of $250.0 million aggregate principal amount of its 5.875% Senior Notes due 2024 (the “Notes”). The Notes were issued as additional notes under the indenture pursuant to which the Issuer has previously issued an aggregate of $650 million principal amount of its 5.875% Senior Notes due 2024 (the “Initial Notes”). The Notes have substantially identical terms as the Initial Notes and will be treated as a single series with the Initial Notes under the indenture. Holders of the Notes and the Initial Notes will vote as one class under the indenture. The Notes are the Issuer’s unsecured senior obligations and rank equally in right of payment with all of the Issuer’s existing and future unsecured and unsubordinated indebtedness and are guaranteed (the “Guarantees”) on a senior unsecured basis by the Company and certain of the Company’s subsidiaries (collectively, the “Guarantors”). The Notes were issued and sold at a public offering price of 100.0% of their principal amount, plus accrued interest from, and including, April 1, 2016.

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of March 25, 2014, between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture (the “Supplemental Indenture”), dated as of March 25, 2014, among the Issuer, the Guarantors and the Trustee, as thereafter amended or supplemented (such Base Indenture, as so amended and supplemented, the “Indenture”). The Indenture includes customary agreements and covenants by the Company, the Issuer and the Guarantors.

Interest on the Notes accrues at a rate of 5.875% per annum and is payable semi-annually in arrears on April 1 and October 1 of each year commencing on October 1, 2016. The Notes will mature on April 1, 2024.

At any time prior to April 1, 2017, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to 100% of their principal amount, plus an applicable “make-whole” premium and accrued and unpaid interest, if any, to the redemption date. At any time and from time to time on or after April 1, 2017, the Issuer may redeem the Notes, in whole or in part, at redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, to the redemption date. Prior to April 1, 2017, the Issuer may redeem up to 35% of the Notes from the proceeds of certain equity offerings. There is no sinking fund for the Notes.

Upon the occurrence of a change of control or delisting event, the Issuer will be required to make an offer to purchase all of the outstanding Notes. The purchase price will be 101% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to the repurchase date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). In addition, in certain circumstances in connection with asset dispositions the proceeds of which are not applied in the manner set forth in the Indenture, the Issuer will be required to use any excess proceeds to make an offer to purchase the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest.

Certain events are considered events of default under the Indenture and the Notes, which may result in the accelerated maturity of the Notes, including the following events:

•	a default in the payment of interest on the Notes when due, where such default continues for 30 days;

•	a default in the payment of principal of any Note when due at its stated maturity, upon redemption, upon required purchase, upon declaration of acceleration or otherwise;

•	the failure by the Issuer or any Guarantor to comply with certain covenants relating to mergers, consolidations and asset sales;

•	the failure by the Issuer or any Guarantor to comply, for 60 days after receipt of written notice, with certain of its agreements contained in the Indenture;

•	the failure by the Issuer or the Company to comply, for 180 days after receipt of written notice, with certain obligations to file reports and other required information with the Securities Exchange Commission;

•	(i) the failure to pay any indebtedness (other than non-resource indebtedness) by the Issuer, any subsidiary Guarantor or any significant subsidiary, within any applicable grace period after final maturity, or upon such indebtedness being accelerated by the holders thereof because of a default, where the total amount of such unpaid or accelerated indebtedness exceeds $30 million; or (ii) the occurrence of three or more unrelated instances at any one time where non-recourse indebtedness of the Issuer, any subsidiary Guarantor or any significant subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default, where the total amount of such non-recourse indebtedness that remains unpaid or accelerated exceeds the greater of (x) $200.0 million and (y) 10% of total assets;

•	certain events of bankruptcy, insolvency or reorganization of the Issuer, any subsidiary Guarantor or any significant subsidiary;

•	any final judgment or decree for the payment of money (other than judgments that are covered by enforceable insurance policies issued by solvent carriers) in excess of $20.0 million is entered against the Issuer, any subsidiary Guarantor or any significant subsidiary, remains outstanding for a period of 60 consecutive days following such judgment becoming final and is not discharged, waived or stayed within 10 days after notice; and

•	any Guarantee ceases to be in full force and effect (other than in accordance with the terms of such Guarantee) or the Company or a Guarantor denies or disaffirms its obligations under its Guarantee.

The form of the Base Indenture, the Supplemental Indenture (including the form of certificate representing the Notes) are incorporated by reference as Exhibit 4.1 and 4.2, respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the Notes, the Guarantees, the Base Indenture and the Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed herewith or incorporated herein by reference.

Exhibit	Description

1.1	Underwriting Agreement

4.1(1)	Form of Base Indenture for Debt Securities

4.2(2)	Supplemental Indenture No. 1, dated as of March 25, 2014, among Kennedy-Wilson Holdings, Inc., Kennedy-Wilson, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association

4.3	Form of note representing the 5.875% Senior Notes due 2024 (included in exhibit 4.2)

5.1	Opinion of Latham & Watkins LLP

5.2	Opinion of Kulik Gottesman Siegel & Ware, LLP

Exhibit	Description

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

23.2	Consent of Kulik Gottesman Siegel & Ware, LLP (contained in Exhibit 5.2)

(1)	Incorporated by reference to Exhibit 4.3 to Kennedy-Wilson Holdings, Inc.’s Registration Statement on Form S-3, filed with the SEC on November 5, 2012.
(2)	Incorporated by reference to Exhibit 4.2 to Kennedy-Wilson Holdings, Inc.’s Current Report on Form 8-K, filed with the SEC on March 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennedy-Wilson Holdings, Inc.

Date: August 12, 2016

	By:	/S/ JUSTIN ENBODY
Justin Enbody Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement

4.1(1)	Form of Base Indenture for Debt Securities

4.2(2)	Supplemental Indenture No. 1, dated as of March 25, 2014, among Kennedy-Wilson Holdings, Inc., Kennedy-Wilson, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association

4.3	Form of note representing the 5.875% Senior Notes due 2024 (included in exhibit 4.2)

5.1	Opinion of Latham & Watkins LLP

5.2	Opinion of Kulik Gottesman Siegel & Ware, LLP

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

23.2	Consent of Kulik Gottesman Siegel & Ware, LLP (contained in Exhibit 5.2)

(1)	Incorporated by reference to Exhibit 4.3 to Kennedy-Wilson Holdings, Inc.’s Registration Statement on Form S-3, filed with the SEC on November 5, 2012.
(2)	Incorporated by reference to Exhibit 4.2 to Kennedy-Wilson Holdings, Inc.’s Current Report on Form 8-K, filed with the SEC on March 26, 2014.